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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) September 13, 1999


                          CASE RECEIVABLES II INC.
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           (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
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               (State or Other Jurisdiction of Incorporation)


          333-82741                                    76-0439709
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    (Commission File Number)              (I.R.S. Employer Identification No.)



   475 Half Day Road, Lincolnshire, Illinois                          60069
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(Address of Principal Executive Offices)                          (Zip Code)


                               (847) 955-4904
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            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)






                                                               Form 8-K page 1

Item 5.  Other Events.

         The Registrant is filing final forms of the exhibits listed in
Item 7(c) below.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.
              --------

Exhibit
  NO.          DOCUMENT Description
--------       --------------------


4.1 Indenture between Case Equipment Receivables Trust 1999-B (the "Trust") and Harris Trust and Savings Bank, dated as of August 1, 1999.

4.2 Trust Agreement between Case Receivables II Inc. ("CRC") and The Bank of New York, dated as of August 1, 1999.

4.3 Sale and Servicing Agreement among CRC, Case Credit Corporation and the Trust, dated as of August 1, 1999.

4.4 Purchase Agreement between Case Credit Corporation and CRC, dated as of August 1, 1999.

4.5 Administration Agreement among the Trust, Harris Trust and Savings Bank and Case Credit Corporation, dated as of August 1, 1999.

4.6 Class A Note Underwriting Agreement among CRC, Case Credit Corporation and Merrill Lynch, Pierce, Fenner & Smith
         Incorporated, dated as of September 1, 1999.

4.7 Class B Note Underwriting Agreement among CRC, Case Credit Corporation and Merrill Lynch, Pierce, Fenner & Smith
         Incorporated, dated as of September 1, 1999.

4.8 Federal and Illinois Tax and ERISA Opinion of Mayer, Brown & Platt, dated as of September 13, 1999.



                                                              Form 8-K page 2

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          CASE RECEIVABLES II INC.
                                (Registrant)

                                        /s/ Ralph A. Than
Dated:                    By:---------------------------------
                                        Ralph A. Than
                                        Treasurer



                                                               Form 8-K page 3

                             INDEX TO EXHIBITS



Exhibit  Sequential
 No.    Document Description
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4.1      Indenture between Case Equipment Receivables Trust 1999-B (the
         "Trust") and Harris Trust and Savings Bank, dated as of August 1,
         1999.

4.2 Trust Agreement between Case Receivables II Inc. ("CRC") and The Bank of New York, dated as of August 1, 1999.

4.3 Sale and Servicing Agreement among CRC, Case Credit Corporation and the Trust, dated as of August 1, 1999.

4.4 Purchase Agreement between Case Credit Corporation and CRC, dated as of August 1, 1999.

4.5 Administration Agreement among the Trust, Harris Trust and Savings Bank and Case Credit Corporation, dated as of August 1, 1999.

4.6 Class A Note Underwriting Agreement among CRC, Case Credit Corporation and Merrill Lynch, Pierce, Fenner & Smith
         Incorporated, dated as of September 1, 1999.

4.7 Class B Note Underwriting Agreement among CRC, Case Credit Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated as of September 1, 1999.

4.8 Federal and Illinois Tax and ERISA Opinion of Mayer, Brown & Platt, dated as of September 13, 1999.




                                                            Form 8-K page 4